EXHIBIT 21.1

                                 SUBSIDIARY LIST
                                AS OF MAY 9, 2005

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NAME                                                                        STATE           NAMES UNDER WHICH ENTITY DOES BUSINESS
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Overall Parent Company:

           Rural/Metro Corporation Delaware Subsidiaries of Rural/Metro

Corporation (a Delaware corporation):

          Rural/Metro Operating Company, LLC                                Delaware

Subsidiaries of Rural/Metro Operating Company, LLC:

           Aid Ambulance at Vigo County, Inc.                               Indiana
           Ambulance Transport Systems, Inc.                                New Jersey
           Donlock, Ltd.                                                    Pennsylvania    Rural/Metro Medical Services, Ltd.;
                                                                                            Rural/Metro Ambulance, Ltd.

           Medical Emergency Devices and Services (MEDS), Inc.              Arizona         MEDS & Logo
           Metro Care Corp.                                                 Ohio            Rural/Metro Ambulance
           MO-RO-KO, Inc.                                                   Arizona
           Multi-Health Corp.                                               Florida
           Myers Ambulance Service, Inc.                                    Indiana
           North Miss. Ambulance Service, Inc.
                                                                            Mississippi
           Professional Medical Services, Inc.                              Arkansas
           RMFD of New Jersey, Inc.                                         Delaware
           R/M Partners, Inc.                                               Delaware
           Rural/Metro Communications Services, Inc.                        Delaware
           Rural/Metro Corporation                                          Arizona         Rural/Metro Ambulance Service, AMT,
                                                                                            Arizona Medical Transport, Tri-City Med

           Rural/Metro (Delaware) Inc.                                      Delaware
           Rural/Metro Logistics, Inc.                                      Delaware
           Rural/Metro Mid-Atlantic, Inc.                                   Delaware
           Rural/Metro of Colorado, Inc.                                    Delaware
           Rural/Metro of Greater Seattle, Inc.                             Washington      Rural/Metro Ambulance


           Rural/Metro of Southern Ohio, Inc.                               Ohio            Rural/Metro Ambulance
           SW General, Inc.                                                 Arizona         Southwest Ambulance; Southwest
                                                                                            Transportation Services; Southwest
                                                                                            Medical Services

           South Georgia Emergency Medical Services, Inc.                   Georgia
           Southwest Ambulance of Casa Grande, Inc.                         Arizona         Southwest Ambulance and Rescue of
                                                                                            Arizona; SWARA

           Southwest Ambulance of New Mexico, Inc.                          New Mexico
           Southwest General Services, Inc.                                 Arizona         CareTrans; CareTrans Medicoach
                                                                                            Services; SW General Services
           The Aid Company, Inc.                                            Indiana

Subsidiaries of Rural/Metro Corporation (an Arizona corporation):

           R/M Management Co., Inc.                                         Arizona

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           R/M of Mississippi, Inc.                                         Delaware
           RMC Corporate Center, L.L.C. (1%)                                Arizona
           RMC Insurance Ltd.                                               Barbados
           Rural/Metro Corporation of Florida                               Florida
           Rural/Metro Corporation of Tennessee                             Tennessee
           Rural/Metro Fire Dept., Inc.                                     Arizona         Rural/Metro Fire Dept.; Rural/Metro
                                                                                            Fire Department

           Rural/Metro of Alabama, Inc.                                     Delaware
           Rural/Metro of Arkansas, Inc.                                    Delaware
           Rural/Metro of California, Inc.                                  Delaware
           Rural/Metro of Georgia, Inc.                                     Delaware
           Rural/Metro of Indiana, Inc.                                     Delaware
           Rural/Metro of Kentucky, Inc.                                    Delaware
           Rural/Metro of Nebraska, Inc.                                    Delaware
           Rural/Metro of New York, Inc.                                    Delaware
           Rural/Metro of Ohio, Inc.                                        Delaware        Rural/Metro Ambulance
           Rural/Metro of Oregon, Inc.                                      Delaware
           Rural/Metro of South Carolina, Inc.                              Delaware
           Rural/Metro of South Dakota, Inc.                                Delaware
           Rural/Metro Protection Services, Inc.                            Arizona
           Rural/Metro Texas Holdings, Inc.                                 Delaware
           W & W Leasing Company, Inc.                                      Arizona

Subsidiaries of Aid Ambulance at Vigo County, Inc:

           Rural/Metro of Indiana II, L.P. (99%)                            Delaware

Subsidiaries of Ambulance Transport Systems, Inc.:

           Keefe & Keefe Ambulette, Ltd.                                    New York
           Keefe & Keefe, Inc.                                              New York

Subsidiaries of Keefe & Keefe, Inc.:

           Multi Cab Inc.                                                   New Jersey
           Multi-Care International, Inc.                                   New Jersey

Subsidiaries of MO-RO-KO, Inc.:

           Southwest Ambulance of Tucson, Inc.
                                                                            Arizona
Subsidiaries of North Miss. Ambulance Service, Inc.:

           Rural/Metro Mid-South, L.P. (99%)                                Delaware

Subsidiaries of R/M Partners, Inc.:

           Rural/Metro Mid-Atlantic II, Inc. (50%)                          Delaware

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:

           Mobile Medical Transportation, Inc.                              Maryland

Subsidiaries of Mobile Medical Transportation, Inc.:



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           Choice American Ambulance Service, Inc.                          Virginia

Subsidiaries of RMC Insurance, Ltd.:

           RMC Corporate Center, L.L.C. (99%)                               Arizona

Subsidiaries of R/M of Mississippi, Inc.:

           Rural/Metro of Mississippi, Inc.                                 Delaware

Subsidiaries of Rural/Metro Corporation of Florida:

           Rural/Metro of North Florida, Inc.                               Florida

Subsidiaries of Rural/Metro Corporation of Tennessee:

           R/M of Tennessee G.P., Inc.                                      Delaware
           R/M of Tennessee L.P., Inc.                                      Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:

           Rural/Metro Mid-South, L.P. (1%)                                 Delaware
           Rural/Metro of Tennessee, L.P. (1%)                              Delaware        Rural/Metro Ambulance, L.P.

Subsidiaries of R/M of Tennessee L.P., Inc.:

           Rural/Metro of Tennessee, L.P. (99%)                             Delaware

Subsidiaries of Rural/Metro Logistics, Inc.:

           Rural/Metro Hospital Services, Inc:                              Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

           Medstar Emergency Medical Services, Inc.                         Delaware
           RISC America Alabama Fire Safety Services, Inc.                  Delaware
           Rural/Metro of Central Alabama, Inc.                             Delaware

Subsidiaries of Rural/Metro of California, Inc.:

           Rural/Metro of San Diego, Inc.
                                                                            California
Subsidiaries of Rural/Metro of San Diego, Inc.

           San Diego Medical Services Enterprise, LLC (50%)
                                                                            California
Subsidiaries of Rural/Metro of Colorado, Inc.:

           Rural/Metro of Central Colorado, Inc.                            Delaware        Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Georgia, Inc.:

           Coastal EMS, Inc.                                                Georgia
           E.M.S. Ventures, Inc.                                            Georgia         Rural/Metro Ambulance


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           Medi-Cab of Georgia, Inc. Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:

           The Aid Ambulance Company, Inc.                                  Delaware         The Aid Company, Inc.; Rural/Metro
                                                                                             Ambulance
Subsidiaries of The Aid Ambulance Company, Inc.:

           Rural/Metro of Indiana, L.P. (1%)                                Delaware
           Rural/Metro of Indiana II, L.P. (1%)                             Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

           Mercury Ambulance Service, Inc.                                  Kentucky

Subsidiaries of Rural/Metro of Nebraska, Inc.:

           Eastern Ambulance Service, Inc.                                  Nebraska

Subsidiaries of Rural/Metro of New York, Inc.:

           Corning Ambulance Service Inc.                                   New York
           Eastern Paramedics, Inc.                                         Delaware        Rural/Metro Medical Services
           LaSalle Ambulance, Inc.                                          New York        Rural/Metro Medical Services
           Rural/Metro of Rochester, Inc.                                   New York        Rural/Metro Medical Services
           Towns Ambulance Service, Inc.                                    New York        Rural/Metro Medical Services

Subsidiaries of Eastern Paramedics, Inc.:

           Rural/Metro of Brewerton, Inc.                                   New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

           Beacon Transportation, Inc.                                      New York        Rural/Metro Medical Services
           National Ambulance & Oxygen Service, Inc.                        New York        Rural/Metro Medical Services

Subsidiaries of Rural/Metro of Ohio, Inc.:

           Gold Cross Ambulance Services, Inc.                              Delaware        Rural/Metro Ambulance
           Rural/Metro of Central Ohio, Inc.                                Delaware        Rural/Metro Ambulance
           Rural/Metro of Northern Ohio, Inc.                               Delaware        Rural/Metro Ambulance;
                                                                                            Rural/Metro Helpline
Subsidiaries of Gold Cross Ambulance Services, Inc.:

          Gold Cross Ambulance Service of Pa., Inc.                         Ohio            Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

           American Limousine Service, Inc.                                 Ohio

Subsidiaries of Rural/Metro of Oregon, Inc.:

           Valley Fire Service, Inc.                                        Delaware        Rural/Metro Fire Department; Valley
                                                                                            Fire Service;
                                                                                            Fire Service Research Co. of Oregon

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Subsidiaries of Rural/Metro of South Carolina, Inc.:

           EMS Ventures of South Carolina, Inc.                             South Carolina

Subsidiaries of Rural/Metro of South Dakota, Inc.:

           Medical Transportation Services, Inc.                            South Dakota

Subsidiaries of Medical Transportation Services, Inc.:

           Sioux Falls Ambulance, Inc.                                      South Dakota

Subsidiaries of Rural/Metro Texas Holdings, Inc.:

           R/M of Texas G.P., Inc.                                          Delaware
           Rural/Metro of Arlington, Inc.                                   Delaware
           Rural/Metro of Texas, Inc.                                       Delaware        Rural/Metro Ambulance

Subsidiaries of R/M of Texas G.P., Inc.:

           Rural/Metro of North Texas, L.P. (1%).                           Delaware        Rural/Metro Ambulance
           Rural/Metro of Texas, L.P. (1%)                                  Delaware        Rural/Metro Ambulance, L.P.

Subsidiaries of Rural/Metro of Texas, Inc.:

           Rural/Metro of North Texas, L.P. (99%).                          Delaware        Rural/Metro Ambulance
           Rural/Metro of Texas, L.P. (99%)                                 Delaware        Rural/Metro Ambulance.

Subsidiaries of Southwest Ambulance of Casa Grande, Inc.:

           Southwest Ambulance and Rescue of Arizona, Inc.                  Arizona         Southwest Ambulance and Rescue of
                                                                                            Arizona; SWARA

Subsidiaries of The Aid Company, Inc.:

           Rural/Metro of Indiana, L.P. (99%)                               Delaware



                              LIMITED PARTNERSHIPS
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NAME                                                                        STATE           NAMES UNDER WHICH ENTITY DOES BUSINESS
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Rural/Metro Mid-South, L.P.                                                 Delaware
Rural/Metro of Tennessee, L.P.                                              Delaware        Rural/Metro Ambulance
Rural/Metro of Indiana, L.P.                                                Delaware
Rural/Metro of Indiana II, L.P.                                             Delaware
Rural/Metro of North Texas, L.P.                                            Delaware        Rural/Metro Ambulance
Rural/Metro of Texas, L.P.                                                  Delaware        Rural/Metro Ambulance


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                                      LLCS
                                      ----

NAME                                                                        STATE           NAMES UNDER WHICH ENTITY DOES BUSINESS
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RMC Corporate Center, L.L.C.                                                Arizona
         Members:  RMC Insurance Ltd. (99%)
              Rural/Metro Corporation, an Arizona corporation (1%)

San Diego Medical Services Enterprise, LLC                                  California
         Member: Rural/Metro of San Diego, Inc. (50%)


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